Commitments	12 Months Ended
Dec. 31, 2017
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Commitments
26.	Commitments

a)	Capital Commitments

As at December 31, 2017, we had contracted for $766 million of capital expenditures that have not yet been incurred for the purchase of property, plant and equipment. This amount includes $323 million for Quebrada Blanca Phase 2, $196 million for our 20.89% share of Fort Hills, $175 million for our steelmaking coal operations and $72 million for our other operations. The amount includes $520 million that is expected to be incurred within one year and $246 million within two to five years.

b)	Operating Lease Commitments

We lease office premises, mining equipment and rail facilities under operating leases. The terms of these leases are up to 20 years.

TAK leases road and port facilities from the Alaska Industrial Development and Export Authority, through which it ships all concentrates produced at the Red Dog Operations. The lease requires TAK to pay a minimum annual user fee of US$18 million for the next 15 years and US$6 million for the following seven years, totalling US$312 million over 22 years.

The future aggregate minimum lease payments under non-cancellable operating leases are as follows:

(CAD$ in millions)	2017	2016
Less than one year	$93	$80
One to five years	179	162
Thereafter	327	310

	$599	$552

Total operating lease expenses were $113 million (2016 — $93 million). This consists of $13 million (2016 — $10 million) for office premises, $60 million (2016 — $36 million) for mining equipment, $12 million (2016 — $10 million) for rail facilities and $28 million (2016 — $37 million) for road and port facilities.

c)	Red Dog Royalty

In accordance with the operating agreement governing the Red Dog mine, TAK pays a royalty to NANA Regional Corporation, Inc. (NANA) on the net proceeds of production. A 25% royalty became payable in the third quarter of 2007 after we had recovered cumulative advance royalties previously paid to NANA. The net proceeds of production royalty rate will increase by 5% every fifth year to a maximum of 50%. The increase to 35% of net proceeds of production occurred in the fourth quarter of 2017. An expense of US$324 million was recorded in 2017 (2016 — US$213 million) in respect of this royalty.

d)	Antamina Royalty

Our interest in the Antamina mine is subject to a net profits royalty equivalent to 7.4% of our share of the mine’s free cash flow. An expense of $28 million was recorded in 2017 (2016 — $17 million) in respect of this royalty.

e)	Purchase Commitments

We have a number of forward purchase commitments for the purchase of concentrates and other process inputs, and for shipping and distribution of products, which are incurred in the normal course of business. In addition, we have contractual arrangements for the purchase of 240 megawatts of power for the expansion of our Quebrada Blanca Operations. These contracts contain monthly fixed prices and variable prices per hour and are effective from dates between November 2016 and January 2018, extending for 21 years. The majority of these contracts are subject to force majeure provisions.